SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 18, 2003

                                  STAPLES, INC.
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               (Exact name of registrant as specified in charter)

       Delaware                       0-17586                04-2896127
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 (State or other juris-            (Commission             (IRS Employer
diction of incorporation          File Number)          Identification No.)


  Five Hundred Staples Drive, Framingham, MA                      01702
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  (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code: 508-253-5000


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          (Former name or former address, if changed since last report)
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Item 12. Results of Operations and Financial Condition

         On November 18, 2003, Staples, Inc. announced its financial results for the quarter ended November 1, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 18, 2003                 Staples, Inc.
                                          By:  /s/ Jack VanWoerkom
                                               ----------------------
                                               Jack VanWoerkom

                                               Executive Vice President, General
                                               Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit No.                Description
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99.1                       Press release dated November 18, 2003